Stock-Based Compensation Awards	12 Months Ended
Dec. 31, 2021
Share-Based Payment Arrangement [Abstract]
Stock-Based Compensation Awards
7.	STOCK-BASED COMPENSATION AWARDS
Equity incentive plan — Options
The Company’s Board of Directors adopted the Company’s 2019 Stock Incentive Plan on February 25, 2019 to provide long-term incentive for its key employees and non-employee
service providers. As of December 31, 2021 and 2020, 547,717 shares were reserved for the issuance of stock options to key employees and non-employee
service providers for the purchase of the Company’s common stock. The vesting of stock options is stated in each individual grant agreement, which is generally four years. Options granted expire 10 years after the date of grant. There were 260,335 and 405,866 shares available for future grant as of December 31, 2021 and 2020, respectively.
Option activity for the years ended December 31, 2021 and 2020, are as follows:

	Options	Weighted Average Exercise Price	Total Intrinsic Value	Weighted Average Remaining Contractual Life (Years)
Outstanding as of December 31, 2019	73,974	$10.00
Granted	106,970	$3.82
Forfeited	(39,093)	$10.00

Outstanding as of December 31, 2020	141,851	$5.34	$—	8.84

Granted	153,504	$0.55
Forfeited	(7,973)	$10.00

Outstanding as of December 31, 2021	287,382	$2.65	$—	8.61

Options exercisable as of December 31, 2021	67,840	$5.53	$—	7.94

The above table has been adjusted to reflect the 10:1 reverse stock split during 2020 as of January 1, 2020. As a result of the split, the exercise price of outstanding stock options was adjusted accordingly from $1.00 per share to $10.00 per share.
The Company recognized $14,000 and $16 in stock-based compensation expense in connection with the equity incentive plan for the years ended December 31, 2021, and 2020, respectively. As of December 31, 2021, there was unrecognized stock-based compensation cost of $48,000, which is expected to be recognized over a term of four years. There were no options exercised during the years ended December 31, 2021 and 2020. For options granted during the years ended December 31, 2021 and 2020, the weighted-average grant date fair value was $0.40 and $0.0024 per share, respectively.

Stock-based compensation expense included in the Statements of Operations is as follows (in thousands):

	2021	2020
Research and development	$12	$—
General and administrative	2	—

Total	$14	$—

Fair value assumptions
The fair value of option grants is estimated on the date of grant using the Black-Scholes option-pricing model, which requires the use of the following assumptions:

	2021	2020
Expected term (years)	6.3	5.9
Expected volatility	74.8%	77.1%
Risk-free interest rate	0.78%	0.1%
Expected dividend rate	0%	0%
The expected term is based on the “simplified method” described in the U.S. Securities and Exchange Commission’s Staff Accounting Bulletin Topic 14 which is determined as the midpoint between the vesting date and the contractual end of the option grant. Stock price volatility was estimated based on the estimated stock price volatility of a peer group of publicly traded companies over a similar term. The risk-free interest rate for periods within the contractual life of the option is based on the U.S Treasury yield in effect at the time of grant. The dividend yield was zero as the Company has never declared or paid dividends and has no plans to do so in the foreseeable future.
Equity incentive plan — Stock awards and restricted stock units
The equity incentive plan also provides for stock awards and restricted stock units. Stock awards may be fully vested when issued or may vest over time as the recipient provides services or as specified performance objectives are attained. Restricted stock units entitle the participant to receive shares of common stock upon vesting or upon designated events or period following vesting, without any payment for the shares. As of December 31, 2021 and 2020, there were no outstanding stock awards or restricted stock units.